  EXHIBIT 99.1

RELIANCE ANIMATION ACADEMY TIES UP WITH SANDIP UNIVERSITY, ALLEN HOUSE GROUP OF SCHOOLS, AND PIMPRI CHINCHWAD UNIVERSITY TO EMPOWER STUDENTS WITH ANIMATION AND VFX SKILLS IN TODAY’S AI & TECH-SAVVY WORLD

Mumbai, 25 July 2023: Reliance Entertainment’s Reliance Animation Academy, in partnership with Sandip University (Nasik), Allen House (Uttar Pradesh), and Pimpri Chinchwad University (Pune), aims to provide hands-on training in Animation and VFX to students from early grades in their schooling phase. The curriculum will be developed by Reliance Animation Academy separately for each grade which will consider the age of the student and the grasping capacity with the right blend of the software and drawing skills in order to build a right mix of talent in the Animation and VFX Sector.

Reliance Animation Academy, a division of Reliance Animation Studios, in its new avatar, is imparting the finest education in the country to students pursuing some of the most extensive courses in Animation and VFX starting from 3 months to 3 years including the Degree Program that covers the entire gamut of art focusing from conceptualizing to final delivery.

Between the years 2009 and 2022, around 4500 students have proudly passed out from Reliance Animation Academy, formerly known as BIG Aims. During its peak, just before the onset of the COVID-19 pandemic, the academy boasted an impressive network of over 25 franchisees.

The animation studio counts top broadcasters like Discovery (India), Viacom18 Media, Turner Broadcasting (Asia Pacific), Disney Broadcasting (India), Sony Entertainment, IN10 Media, Sun TV and others as its clients. Besides delivering market-leading IPs to various Indian TV broadcasters, the animation studio has also worked on several international projects which includes the production of the show “Twisted Timelines of Sammy & Raj” for Nickelodeon and “The Davincibles” - a co-production with Neo Network & Moonscoop US.

The Reliance Animation studio has the unique advantage of access to top film creators and film IP’s from Reliance Entertainment Studios. It has successfully taken up well performing IPs from films and spun off animated series and films. Shows like Little Singham which is currently airing on POGO, Golmaal Jr. on Sonic/Nick, Smashing Simmba on Discovery Kids, Bhaiyyaji Balwan on Hungama and Pandeyji Pehelwan on ETV Bal Bharat are some of the finest creations of Reliance Animation.

Tejonidhi Bhandare, CEO Reliance Animation Studios says “India is fast emerging as the prospective global giant in the field of animation, gaming, VFX & comics, and to be successful, one needs to be prepared in every manner to handle the challenges. Awareness and building skills at early ages are the key factors that define the growth journey and with these tie-ups we are bang on to create both factors at early ages from Grade 3 to 8 and build a solid task force for this sector. This type of partnership is a one-of-its-kind which will help shape the future of the students in the art sector on one hand and create awareness about the opportunities on the other. At Reliance Animation Academy, we are dedicated towards crafting the leaders in moving arts.”

According to the Latest FICCI Report the demand for animated content and kids’ OTT platforms has grown since pre-pandemic, with more options in regional languages. India has become one of the leading providers of end-to-end services, from pre-visualization to final rendering, resulting in a rise in work volume and value. There has been a 100% increase in high-budget films in India in 2022, leading to a higher demand for domestic VFX services. Tent pole movies and VFX-heavy episodic content remain popular, with over 50 such movies set to release globally in 2023-2024. Top 10 OTT platforms are expected to commission 1,000+ original titles in the coming years. Anime viewership among millennials has increased, creating opportunities for adult-focused animated content and home-grown IPs. Gaming has also experienced significant growth, presenting new avenues for monetization. The rise of the metaverse will increase the demand for 3D modeling and real-time rendering, leading to more job opportunities and new companies entering the space.

Therefore, Reliance Animation Academy, with its unmatched course curriculum, aims to gear up students to the opportunity to gain skill sets that will give them the confidence to explore career opportunities in not only animation and VFX studios but also in the fields of advertising, gaming, live action film making, comics, designing and many more exiting media activities that they might be inclined to.

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About Reliance Animation

Reliance Animation Pvt. Ltd. is a renowned animation studio that sparks the imagination with its exceptional creative endeavors. With a strong foothold in the industry, Reliance Animation has garnered recognition for its groundbreaking animated films, TV series, and interactive content. Their diverse portfolio showcases a wide range of captivating storytelling, imaginative characters, and cutting-edge visual effects. With a talented team of artists, animators, and technicians, Reliance Animation continues to push the boundaries of animation, delivering high-quality and engaging experiences. Committed to innovation and excellence, Reliance Animation Pvt. Ltd. inspires audiences of all ages by creating magical worlds where dreams come to life.

Reliance Animation Studios Pvt. Ltd. commenced operations in the animation sector in 2005 and today is a leading animation studio from India. The animation studio is well known for delivering IP driven animation content across multiple Indian languages. The Animation studio has Flash 2D, Harmony 2D & Maya 3D pipeline with proven production facilities, having delivered 18,000+ minutes of animated content to date. With the latest & licensed technology in Animation and visual effects, the animation studio engages over 1,000 creators working across multiple locations in India.

Business Combination

On October 22, 2022, IMAC entered into a Stock Purchase Agreement (the “SPA”) with the Seller, and the Target Company. Pursuant to the terms of the SPA, a business combination between IMAC and the Target Company will be effected by the acquisition of 100% of the issued and outstanding share capital of the Target Company from Seller in a series of transactions.

About Reliance Entertainment

Reliance Entertainment is one of India’s largest content studios, having produced and distributed more than 400 films that have grossed over $1 billion at the global box office. As a vertically integrated media company focused on India, the fifth largest media and entertainment market globally according to FICCI & EY, Reliance has proprietary new media assets across animation and gaming, which monetize the Company’s proprietary film IP library across new media platforms. Reliance invests in film production companies and intellectual property, maintaining a rich content portfolio across multiple Indian languages and relationships for digital distribution with Netflix, Amazon, Disney+Hotstar and other platforms. Reliance films have won 29 national awards since 2008, and the Company works with some of the most prominent directors and stars in India.

https://www.relianceentertainment.com/

FACEBOOK: @RelianceEntertainment

TWITTER: @RelianceEnt

INSTAGRAM: @reliance.entertainment

Contact: fatema.nagree@restudios.co.in +919326606275

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About International Media Acquisition Corp.

NASDAQ:IMAQ

IMAC is special purpose acquisition company (SPAC), incorporated under the laws of the State of Delaware, USA, on January 15, 2021. IMAC was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses.

IMAC is led by its founder, Shibasish Sarkar, a media and entertainment industry leader with more than 27 years of corporate experience handling multiple verticals across films, television, animation, gaming content and operations of digital and new media platforms.

To learn more, please visit: https://www.imac.org.in.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “anticipate,” “project,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, expectations and timing related to Reliance’s business, customer growth and other business milestones, potential benefits of the proposed business combination (the “Proposed Transactions”), and expectations related to the timing of the Proposed Transactions.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of IMAC’s and Reliance’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IMAC and Reliance.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the stockholders of IMAC or Reliance is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; risks relating to the uncertainty of the projected financial information with respect to Reliance; risks related to the Indian film, gaming, and entertainment industry, including changes in entertainment delivery formats; global economic conditions; the effects of competition on Reliance’s future business; risks related to operating results and growth rate; the business could be harmed the amount of redemption requests made by IMAC’s public stockholders; and those factors discussed in IMAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and the Current Report on Form 8-K filed on January 26, 2023 and other documents of IMAC filed, or to be filed, with the SEC.

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Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving IMAC and Reliance. IMAC has filed a proxy statement with the SEC, and certain related documents, to be used at the meeting of stockholders to approve the proposed business combination and related matters. Investors and security holders of IMAC are urged to read the proxy statement and any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety when they become available because they will contain important information about IMAC, Reliance and the business combination. The definitive proxy statement will be mailed to stockholders of IMAC as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at https://www.sec.gov/. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in Solicitation

IMAC and its directors and executive officers may be deemed participants in the solicitation of proxies from IMAC’s stockholders in connection with the proposed business combination. Reliance and its directors and executive officers may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of IMAC’s directors and executive officers in the solicitation by reading IMAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of IMAC’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement related to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Investor Contact: investors@imac.org.in

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